INVESTMENT MANAGEMENT AGREEMENT


This Agreement, made and entered into this 27th day of January, 2000, and amended and restated effective as of November 18, 2005 and amended and restated as of February 8, 2008, by and between SECURITY EQUITY FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a Kansas limited liability company (hereinafter referred to as the "Adviser") (formerly, Security Management Company, LLC);

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Adviser is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

WHEREAS,   this  Agreement  has  last  been  amended  and  restated  to  reflect non-material amendments, including a change in the Adviser's name, the liquidation of three Series of the Fund, and the addition of three new Series of the Fund;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities of the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein. The Adviser agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus(es) of the Fund and such other reasonable standards of performance as the Fund may from time to time specify.

    The Adviser hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

2.  ALLOCATION OF EXPENSES AND CHARGES.

    (a) EXPENSES OF THE ADVISER. The Adviser shall pay all expenses in connection with the performance of its services under this Agreement, except as provided otherwise herein.

    (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse the Adviser for the payment of the

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         following  described  expenses of the Fund whether or not billed to the
         Fund, the Adviser or any related entity:

           (i)  brokerage fees and commissions;

          (ii)  taxes;

         (iii)  interest expenses;

          (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and

           (v) distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans;

         and, in addition to those expenses set forth above, the Fund shall pay all of its expenses whether or not billed to the Fund, the Adviser or any related entity.

    (c) EXPENSE CAP. For each of the Fund's full fiscal years that this Agreement remains in force, the Adviser agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), brokerage fees and commissions, and 12b-1 fees paid under a Fund's Class A, Class B or Class C Distribution Plans, but inclusive of the Adviser's compensation, exceeds the amount set forth below (the "Expense Cap"), the Adviser shall contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series shall not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

                                   EXPENSE CAP
                   Select 25 Series, Class A, B and C - 1.75%

3.  COMPENSATION OF THE ADVISER.

    (a) As compensation for the investment advisory services to be rendered by the Adviser to Global Series and Small Cap Growth Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 1.00% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Equity Series and Select 25 Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.75% of its respective average daily net assets. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Value Series and Global Institutional Fund, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.90% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Institutional Fund, for

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         each  of  the  years  this  Agreement  is  in  effect,  Mid  Cap  Value
         Institutional Fund shall pay the Adviser an annual fee equal to 0.85% of average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Series for each of the years this Agreement is in effect, the Mid Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets of $200 million or less; plus an annual rate of 0.75% of its average daily net assets of more than $200 million. Such fee shall be
         calculated  daily  and  payable   monthly.   As  compensation  for  the
         investment advisory services to be rendered by the Adviser to Alpha Opportunity Series, Alpha Opportunity Series shall pay the Adviser a fee as described in paragraphs 3(c) and 3(d) below. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus(es).

    (b) For each of the Fund's fiscal years this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph
         (b).

    (c) Total Fee. (1) During the first 12 months of operations of Alpha Opportunity Series, the Series shall pay the Adviser an investment advisory fee equal to 2.00% of average daily net assets, accrued daily and paid monthly (without any adjustment of the type discussed below).

         (2) Thereafter, as compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series, the Series shall pay the Adviser at the end of each calendar month, an advisory fee (the "Total Fee") composed of: (i) a base fee equal to 2.00% (on an annual basis), of the Alpha Opportunity Series' average daily net assets over the month (the "Base Fee"); and (ii) a performance adjustment to the Base Fee as further explained in (d) below (the "Performance Adjustment"). The Total Fee shall be accrued daily and paid monthly, with such

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         periodic   adjustments  as  deemed   appropriate  in  accordance   with
         applicable law and accounting standards.

         (3) If the Adviser shall serve for less than the whole of any calendar month, the Total Fee mentioned above shall be calculated on a pro rata basis for the portion of the month for which the Adviser has served as adviser.

    (d) Calculation of Performance Adjustment. Each month, the rate of any positive Performance Adjustment shall be equal to 0.75% multiplied by the ratio of the number of percentage points by which the investment performance of the Series (the "Investment Performance") exceeds the investment record (the "Investment Record") of the Standard & Poor's 500 Composite Stock Price Index (the "Index") over the twelve-month period ending on the last day of that month (the "Measuring Period") as compared to 15 percentage points. For example, if the Investment Performance of the Series was 6.6% and the Investment Record of the Index was 0%, the ratio would be 6.6 to 15, or 0.44, times 0.75%, for an upward Performance Adjustment rate of 0.33%.

         Similarly, the rate of any negative Performance Adjustment shall be equal to 0.75% multiplied by the ratio of the number of percentage points by which the Investment Performance of the Series is less than the Investment Record of the Index over the Measuring Period as compared to 15 percentage points. For example, if the Investment Performance of the Series was -10.0% and the Investment Record of the Index was 0%, the ratio would be 10 to 15, or 0.667, times 0.75%, for a downward Performance Adjustment rate of 0.50%.

         After the rate of the Performance Adjustment has been determined as described above, the Adviser will determine the dollar amount of such Performance Adjustment by multiplying the Performance Adjustment rate by the average daily net assets of the Series during the Measuring Period and dividing that number by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month. The dollar amount of the Total Fee then equals the dollar amount of the Base Fee as adjusted by the dollar amount of the Performance Adjustment.

         Each month, the maximum or minimum Performance Adjustment shall be equal to 1/12th of 0.75% of the average daily net assets of the Series during the Measuring Period (subject to minor accounting adjustments to account for the specific number of days in the month) when the Investment Performance of the Series is superior or inferior to the Investment Record of the Index by 15 percentage points or more over the Measuring Period. The maximum Total Fee payable to the Adviser in any month is then equal to 1/12th of 2.00% of the Series' average daily net assets over that month (i.e., the Base Fee), plus 1/12th of 0.75% of the Series' average daily net assets over the Measuring Period (i.e., the maximum positive Performance Adjustment); and the minimum Total Fee payable to the Adviser is equal to 1/12th of 2.00% of the Series' average daily net assets over that month (i.e., the Base Fee), less 1/12th of 0.75% of the Series' average daily net assets over the Measuring Period (i.e., the maximum negative Performance Adjustment) (subject to accounting adjustments to account for the specific number of days in the month).

         The Investment Performance of the Series will be determined by reference to Class A shares of the Series in accordance with Rule 205-1(a) under the Investment Advisers Act of 1940 ("Advisers Act"). As such, it shall be equal to the sum of: (i) the change in the net asset value of Class A shares during the Measuring Period, (ii) the value of all cash distributions made by the Series to holders of its Class A shares accumulated to the end of the Measuring Period, and (iii) the value of capital gains taxes per Class A share, if any, paid or payable on undistributed realized long-term gains accumulated to the end of the Measuring Period, and will be expressed as a percentage of the net asset value per share of the Class A shares at the beginning of the Measuring Period (for this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains are treated as reinvested in Class A shares at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes).

         The Investment Record of the Index will be determined in accordance with Rule 205-1(b) under the Advisers Act. As such, it shall be equal to the sum of: (i) the change in the level of the Index during the Measuring Period, and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Measuring Period, and will be expressed as a percentage of the Index at the beginning of the Measuring Period.

         It is the intent of the parties to this Agreement that the Total Fee arrangement comply with Section 205 of the Advisers Act, Rules 205-1 and 205-2 thereunder, as each may be amended from time to time (the "Fulcrum Fee Provisions"). Any question in interpreting and implementing the Total Fee arrangement shall be answered in accordance with the Fulcrum Fee Provisions.

4.  INVESTMENT ADVISORY DUTIES.

    (a) INVESTMENT ADVICE. The Adviser shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Adviser to the Fund under this Section 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 ("1933 Act") and/or the 1940 Act, as may be applicable at the time, all as from time to time amended. The Adviser shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

    (b) SUBADVISERS. Subject to the provisions of the 1940 Act and any applicable exemptions thereto, the Adviser is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by the Adviser. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Adviser may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected series.

    (c)  PORTFOLIO TRANSACTIONS AND BROKERAGE.

           (i) Transactions in portfolio securities shall be effected by the Adviser, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 4 and in such manner as the Adviser shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

          (ii) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the
                Adviser may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

         (iii) Subject to any statements concerning the allocation of brokerage contained in the Fund's Prospectus(es) or Statement(s) of Additional Information, the Adviser is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the

                Adviser. Such allocations shall be in such amounts and proportions as the Adviser may determine. If the transaction is directed to a broker providing brokerage and research services to the Adviser, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under
                Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

          (iv) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

           (v) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Adviser, better price or execution can be obtained by utilizing the services of a broker.

    (d) LIMITATION OF LIABILITY OF THE ADVISER WITH RESPECT TO RENDERING INVESTMENT ADVISORY SERVICES. So long as the Adviser shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, the Adviser shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Section 4. As used in this Section 4, the "Adviser" shall include directors, officers and employees of the Adviser, as well as the Adviser itself.

5. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict the Adviser or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for their own accounts or for the accounts of others for whom they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Adviser acts as investment adviser to other investment companies, and it expressly consents to the Adviser acting as such; provided, however, that if in the opinion of the Adviser, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

6. AMENDMENT. This Agreement may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto. Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus(es) which would require a change in the Adviser's obligations hereunder shall be subject to the Adviser's approval, which shall not be unreasonably withheld.

7. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act), and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval. In the event a majority of the outstanding shares of one series vote for continuance of the Agreement, it will be continued for that series even though the Agreement is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund.

    Upon this Agreement becoming effective, any previous Agreement between the Fund and the Adviser providing for investment advisory services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

    This Agreement may be terminated at any time as to any series of the Fund without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the applicable series of the Fund, or by the Adviser, in each case on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

8. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

9. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                          SECURITY EQUITY FUND

                                          By      THOMAS A. SWANK
                                                  ------------------------------
                                                  Thomas A. Swank
                                          Title:  President

ATTEST:

AMY J. LEE
-------------------------------------
Amy J. Lee
Secretary

                                          SECURITY INVESTORS, LLC

                                          By      RICHARD M. GOLDMAN
                                                  ------------------------------
                                                  Richard M. Goldman
                                          Title:  President

ATTEST:

AMY J. LEE
-------------------------------------
Amy J. Lee
Secretary

                                  AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Investors, LLC (the "Adviser") are parties to an Investment Management Agreement made and entered into on January 27, 2000, and amended and restated effective as of November 18, 2005 and amended and restated as of February 8, 2008 (the "Agreement");

WHEREAS, on May 9, 2008, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as All Cap Value Series and authorized changes to the Adviser's compensation in connection with the Alpha Opportunity Series;

WHEREAS, the parties hereto wish to amend the Agreement to reflect the changes authorized by the Board of Directors of the Fund;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

Section 3 of the Agreement is hereby deleted in its entirety and replaced with the new Section 3 set forth below:

3.  COMPENSATION OF THE ADVISER.

    (a) As compensation for the investment advisory services to be rendered by the Adviser to Global Series and Small Cap Growth Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 1.00% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Equity Series and Select 25 Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.75% of its respective average daily net assets. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Value Series and Global Institutional Fund, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.90% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Institutional Fund, for each of the years this Agreement is in effect, Mid Cap Value Institutional Fund shall pay the Adviser an annual fee equal to 0.85% of average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Series for each of the years this Agreement is in effect, the Mid Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets of $200 million or less; plus an annual rate of 0.75% of its average daily net assets of more than $200 million. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to All Cap Value Series for each of the years this Agreement is in effect, the All Cap Value Series shall pay the Adviser an annual fee equal to 0.70% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series for each of the years this Agreement is in effect, the Alpha Opportunity Series shall pay the Adviser an annual fee equal to 1.25% of its average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus(es).

    (b) For each of the Fund's fiscal years this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph
         (b).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Investment Management Agreement to be duly executed by their respective officers thereto duly authorized as of August 15, 2008.

                                          SECURITY EQUITY FUND

                                          By      CINDY L. SHIELDS
                                                  ------------------------------
                                                  Cindy L. Shields
                                          Title:  Vice President

ATTEST:

CHRIS SWICKARD
-------------------------------------
Chris Swickard
Assistant Secretary

                                          SECURITY INVESTORS, LLC

                                          By      CINDY L. SHIELDS
                                                  ------------------------------
                                                  Cindy L. Shields
                                          Title:  Vice President

ATTEST:

CHRIS SWICKARD
-------------------------------------
Chris Swickard
Assistant Secretary

                                  AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Investors, LLC (the "Adviser") are parties to an Investment Management Agreement made and entered into on January 27, 2000, and amended and restated effective as of November 18, 2005 and amended and restated as of February 8, 2008 and amended and restated as of May 9, 2008 (the "Agreement");

WHEREAS, on August 15, 2008, the Board of Directors of the Fund resolved to terminate the sub-advisory agreement between the Adviser and RS Investment Management Co. LLC, the sub-adviser to the Small Cap Growth Series of the Fund; and

WHEREAS, the Adviser agreed to reduce the investment advisory fee payable to it pursuant to the Agreement from an annual rate of 1.00% of each Fund's average daily net assets to an annual rate of 0.85% of the Fund's average daily net assets effective as of the close of business on November 17, 2008; and

WHEREAS, the parties hereto wish to amend the Agreement to reflect the change authorized by the Board of Directors of the Fund;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

Effective November 17, 2008, Section 3 of the Agreement is deleted in its entirety and replaced with the new Section 3 set forth below:

3.  COMPENSATION OF THE ADVISER.

    (a) As compensation for the investment advisory services to be rendered by the Adviser to Global Series, for each of the years this Agreement is in effect, the Global Series shall pay the Adviser an annual fee equal to 1.00% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Equity Series, and Select 25 Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.75% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Value Series and Global Institutional Fund, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.90% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Institutional Fund and Small Cap Growth Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.85% of average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Series for each of the years this Agreement is in effect, the Mid Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets of $200 million or less; plus an annual rate of 0.75% of its average daily net assets of more than $200 million. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to All Cap Value Series for each of the years this Agreement is in effect, the All Cap Value Series shall pay the Adviser an annual fee equal to 0.70% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series for each of the years this Agreement is in effect, the Alpha Opportunity Series shall pay the Adviser an annual fee equal to 1.25% of its average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus(es).

    (b) For each of the Fund's fiscal years this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph
         (b).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Investment Management Agreement to be duly executed by their respective officers thereto duly authorized as of November 24, 2008.

                                          SECURITY EQUITY FUND

                                          By      CINDY L. SHIELDS
                                                  ------------------------------
                                                  Cindy L. Shields
                                          Title:  Vice President

ATTEST:

AMY J. LEE
-------------------------------------
Amy J. Lee
Secretary

                                          SECURITY INVESTORS, LLC

                                          By      CINDY L. SHIELDS
                                                  ------------------------------
                                                  Cindy L. Shields
                                          Title:  Vice President

ATTEST:

AMY J. LEE
-------------------------------------
Amy J. Lee
Secretary

                                  AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Investors, LLC (the "Adviser") are parties to an Investment Management Agreement made and entered into on January 27, 2000, and amended and restated effective as of November 18, 2005 and amended and restated as of February 8, 2008 and amended and restated as of May 9, 2008 (the "Agreement");

WHEREAS, on November 21, 2008, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as All Cap Growth Series;

WHEREAS, the parties hereto wish to amend the Agreement to reflect the change authorized by the Board of Directors of the Fund;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

Section 3 of the Agreement is hereby deleted in its entirety and replaced with the new Section 3 set forth below:

3.  COMPENSATION OF THE ADVISER.

    (a) As compensation for the investment advisory services to be rendered by the Adviser to Global Series and Small Cap Growth Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 1.00% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Equity Series, All Cap Growth Series and Select 25 Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.75% of its respective average daily net assets. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Value Series and Global Institutional Fund, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.90% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Institutional Fund, for each of the years this Agreement is in effect, Mid Cap Value Institutional Fund shall pay the Adviser an annual fee equal to 0.85% of average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Series for each of the years this Agreement is in effect, the Mid Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets of $200 million or less; plus an annual rate of 0.75% of its average daily net assets of more than $200 million. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to All Cap Value Series for each of the years this Agreement is in effect, the All Cap Value Series shall pay the Adviser an annual fee equal to 0.70% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series for each of the years this Agreement is in effect, the Alpha Opportunity Series shall pay the Adviser an annual fee equal to 1.25% of its average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus(es).

    (b) For each of the Fund's fiscal years this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph
         (b).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Investment Management Agreement to be duly executed by their respective officers thereto duly authorized as of February 2, 2009.

                                          SECURITY EQUITY FUND

                                          By      RICHARD M. GOLDMAN
                                                  ------------------------------
                                                  Richard M. Goldman
                                          Title:  President

ATTEST:

AMY J. LEE
-------------------------------------
Amy J. Lee
Secretary

                                          SECURITY INVESTORS, LLC

                                          By      RICHARD M. GOLDMAN
                                                  ------------------------------
                                                  Richard M. Goldman
                                          Title:  President

ATTEST:

AMY J. LEE
-------------------------------------
Amy J. Lee
Secretary

                                  AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Investors, LLC (the "Adviser") are parties to an Investment Management Agreement made and entered into on January 27, 2000, and amended and restated effective as of November 18, 2005 and amended and restated as of February 8, 2008 and amended and restated as of May 9, 2008 (the "Agreement");

WHEREAS, on November 21, 2008, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as All Cap Growth Series;

WHEREAS, the parties hereto wish to amend the Agreement to reflect the change authorized by the Board of Directors of the Fund;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

Section 3 of the Agreement is hereby deleted in its entirety and replaced with the new Section 3 set forth below:

3.  COMPENSATION OF THE ADVISER.

    (a) As compensation for the investment advisory services to be rendered by the Adviser to Global Series, Global Institutional Fund and Small Cap Value Series, for each of the years this Agreement is in effect, each of the foregoing shall pay the Adviser an annual fee equal to 1.00% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Equity Series, All Cap Growth Series, Select 25 Series and Mid Cap Value Institutional Fund, for each of the years this Agreement is in effect, each of the foregoing shall pay the Adviser an annual fee equal to 0.75% of its respective average daily net assets. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Growth Series, for each of the years this Agreement is in effect, Small Cap Growth Series shall pay the Adviser an annual fee equal to 0.85% of average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Series for each of the years this Agreement is in effect, the Mid Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets of $200 million or less; plus an annual rate of 0.75% of its average daily net assets of more than $200 million. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to All Cap Value Series for each of the years this Agreement is in effect, the All Cap Value Series shall pay the Adviser an annual fee equal to

         0.70% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series for each of the years this Agreement is in effect, the Alpha Opportunity Series shall pay the Adviser an annual fee equal to 1.25% of its average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus(es).

    (b) For each of the Fund's fiscal years this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph
         (b).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Investment Management Agreement to be duly executed by their respective officers thereto duly authorized as of February 2, 2009.

SECURITY EQUITY FUND

By
        -----------------------------------------------------
        Richard M. Goldman
Title:  President

ATTEST:

---------------------------------------------

---------------------------------------------
Secretary

SECURITY INVESTORS, LLC

By

        -----------------------------------------------------
        Richard M. Goldman
Title:  President

ATTEST:

---------------------------------------------

---------------------------------------------
Secretary